UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)

(267) 824-2827

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Stock Plan

On June 17, 2026, at the annual meeting of stockholders (the "Annual Meeting") of Madrigal Pharmaceuticals, Inc. (the "Company"), the Company's stockholders approved the Madrigal Pharmaceuticals, Inc. 2026 Stock Plan (the "2026 Stock Plan"), which was previously adopted by the Company's Board of Directors (the "Board").

A summary of the material terms and conditions of the 2026 Stock Plan is included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2026 (the "Proxy Statement") under "Proposal 4: Approval of Madrigal Pharmaceuticals, Inc. 2026 Stock Plan," which summary is incorporated herein by reference. This summary is qualified in its entirety by reference to the 2026 Stock Plan, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

2026 Employee Stock Purchase Plan

On June 17, 2026, at the Annual Meeting, the Company's stockholders approved the Madrigal Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan (the "2026 ESPP"), which was previously adopted by the Board.

A summary of the material terms and conditions of the 2026 ESPP is included in the Proxy Statement under "Proposal 5: Approval of Madrigal Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan," which summary is incorporated herein by reference. This summary is qualified in its entirety by reference to the 2026 ESPP, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2.

Non-Qualified Deferred Compensation Plan

On June 16, 2026, the Board approved the adoption of the Madrigal Pharmaceuticals, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) for certain key management or highly compensated employees, including the Company’s named executive officers, and non-employee members of the Board as selected by the administrator of the Deferred Compensation Plan, which is the Compensation Committee (the ‘‘Committee’’) or its delegate. The Deferred Compensation Plan will be effective on August 1, 2026.

The Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan. Participants that are employees may defer, on a pre-tax basis, up to 60% of their base salary and up to 95% of their annual cash performance bonus to be earned in the following year. Participants who are non-employee directors may defer all or a portion of their cash Board service fees and equity grants received by a director for service on the Board and its committees. Participants will be fully vested at all times in their account within the Deferred Compensation Plan with respect to amounts participants elect to defer. The Deferred Compensation Plan provides for discretionary Company contributions, which, if made, would be subject to a vesting schedule. However, the Company does not currently intend to make contributions to participant accounts. A participant’s account balance will be credited with deemed earnings in accordance with the earnings crediting options elected by the participant from time to time. In general, the earnings crediting options are the mutual fund investment options designated from time to time by the administrator under the Deferred Compensation Plan. Payments of deferred amounts, together with deemed investment return (positive or negative), will generally be made following a participant’s separation from service with the Company, either in a lump sum or in installments over a period of up to ten years, or at an earlier in-service payment date elected by the participant.

The Deferred Compensation Plan is an unfunded arrangement to be maintained by the Company to provide deferred compensation for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or an excess benefit plan within the meaning of ERISA, or a combination of both. The Deferred Compensation Plan is further intended to conform with the requirements of Internal Revenue Code Section 409A and the final regulations issued thereunder.

The obligations of the Company under the Deferred Compensation Plan will be general unsecured obligations of the Company to pay deferred compensation in the future to eligible participants in accordance with the terms of the Deferred Compensation Plan from the assets of the Company. The Company will establish a rabbi trust for the Deferred Compensation Plan, and contributions under the Deferred Compensation Plan will be deposited into the rabbi trust. Assets in the trust are subject to the claims of the Company’s general creditors in the event of bankruptcy or other insolvency. An account in the Deferred Compensation Plan will not give a participant any ownership interest in any of the investment options of the Deferred Compensation Plan, the rabbi trust assets or any other specific assets of the Company.

The above description of the Deferred Compensation Plan is qualified in its entirety by reference to the Deferred Compensation Plan, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3.

Dr. Taub Consulting Agreement

On June 17, 2026, the Company entered into a consulting agreement with Dr. Rebecca Taub (the "Taub Consulting Agreement"). Pursuant to the Taub Consulting Agreement, effective as of July 1, 2026, Dr. Taub will transition from an employee of the Company to a consultant. Dr. Taub will provide scientific and medical guidance to the Company with respect to its MASH programs. Dr. Taub will be entitled to $100,000 annually in respect of these services. In addition, Dr. Taub, who serves as a Class II director on the Board, will receive the same compensation payable to other non-employee directors on the Board, as detailed in the Proxy Statement. The above description of the Taub Consulting Agreement is qualified in its entirety by reference to the Taub Consulting Agreement, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2026, the Company held its Annual Meeting. As of April 23, 2026, the record date for the Annual Meeting, 23,055,522 shares of the Company’s common stock were issued and outstanding, of which 21,322,829 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the Annual Meeting, constituting a quorum. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

1. The Company’s stockholders re-elected the three persons listed below as Class I directors, each to serve until the Company’s 2029 annual meeting of stockholders or until his successor is duly elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Julian C. Baker	17,363,250	2,227,734	1,731,844
Daniel J. Brennan	19,469,200	121,784	1,731,844
James M. Daly	18,921,185	669,799	1,731,844

2. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
19,000,895	561,058	29,031	1,731,844

3. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstentions
21,256,315	37,505	29,009

4. The Company’s stockholders approved the 2026 Stock Plan. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
19,118,851	446,394	25,739	1,731,844

5. The Company’s stockholders approved the 2026 ESPP. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
19,546,766	22,948	21,270	1,731,844

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Madrigal Pharmaceuticals, Inc. 2026 Stock Plan

10.2	Madrigal Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan

10.3	Madrigal Pharmaceuticals, Inc. Nonqualified Deferred Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

	By:	/s/ Mardi C. Dier
Name: Mardi C. Dier
Title: Executive Vice President and Chief Financial Officer
Date: June 17, 2026

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